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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 4, 2000
                                                 ----------------

                             NEW WORLD PASTA COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       333-76763                    52-2006441
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 (State or other                   (Commission                (I.R.S. Employer
   jurisdiction                    File Number)              Identification No.)
of incorporation)


   85 Shannon Road           Harrisburg, Pennsylvania                17112
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including zip code: (717)526-2200
                                                    ------------




                                Page 1 of 4 Pages
                             Exhibit Index - Page 3
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
         ------------

         On February 4, 2000, New World Pasta Company announced that John Denton was named the Company's new Chairman and Chief Executive Officer and will succeed C. Mickey Skinner, who is retiring. Mr. Skinner will remain as Chairman Emeritus. A copy of the press release announcing Mr. Skinner's retirement and Mr. Denton's appointment is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 8, 2000


                                             NEW WORLD PASTA COMPANY



                                             By  /s/ Mark E. Kimmel
                                                 ------------------
                                                 Mark E. Kimmel
                                                 Secretary and General Counsel





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                                 Exhibit Index
                                 -------------


Exhibit No.          Description                                      Page No.
------------         -------------                                    --------

   99                Press Release dated                                4
                     February 4, 2000









                               Page 3 of 4 Pages